UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2010
APAC Customer Services, Inc.
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2333 Waukegan Road, Suite 100, Bannockburn, Illinois	60015

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 847-374-4980
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On February 19, 2010, senior management of APAC Customer Services, Inc. (the “Company”) held a conference call to discuss the Company’s financial results for the fourth fiscal quarter and full year ended January 3, 2010. A copy of the transcript of that teleconference and the accompanying Power Point presentation are attached hereto as Exhibits 99.1 and 99.2 respectively and are incorporated in this filing in their entirety.
On February 22, 2010, senior management of the Company made a presentation at the Credit Suisse Global Services Conference and on February 25, 2010, senior management of the Company will make a presentation at the Robert W. Baird Business Solutions Conference. The presentation for both conferences is attached hereto as Exhibit 99.3 and is incorporated in this filing in its entirety.
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the company and its management are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. Such statements are based upon the current beliefs and expectations of the company’s management. The company intends its forward-looking statements to speak only as of the date on which they were made. The company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.
The following factors, among others, could cause the company’s actual results to differ from historic results or those expressed or implied in the forward-looking statements: its revenue is generated from a limited number of clients and the loss of one or more significant clients or reduction in demand for services could have a material adverse effect on the company; the performance of its clients and general economic conditions; its financial results depend on the ability to effectively manage production capacity and workforce, the terms of its client contracts; its ability to sustain profitability; its availability of cash flows from operations and compliance with debt covenants and funding requirements under the company’s credit facility; its ability to conduct business internationally, including managing foreign currency exchange risks; its principal shareholder can exercise significant control over the company; and its ability to attract and retain qualified employees.
Other reasons that may cause actual results to differ from historic results or those expressed or implied in the forward-looking statements can be found in the company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2008 and its subsequent filings on Form 10-Q for the fiscal quarters ended March 29, 2009, June 28, 2009 and September 27, 2009. Our filings are available under the investor relations section of our website at http://www.apaccustomerservices.com and on a website maintained by the SEC at http://www.sec.gov.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

99.1	Transcript of February 19, 2010 Earnings Teleconference

99.2	Power Point Presentation for February 19, 2010 Earnings Conference Call

99.3	Power Point Presentation for Credit Suisse Global Services and Robert W. Baird Business Solutions Conferences

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.
February 23, 2010

	By:	/s/ Robert B. Nachwalter
		Name:	Robert B. Nachwalter
		Title:	SVP and General Counsel

Exhibit Index

Exhibit
No.	Description

99.1	Transcript of February 19, 2010 Earnings Teleconference

99.2	Power Point Presentation for February 19, 2010 Earnings Conference Call

99.3	Power Point Presentation for Credit Suisse Global Services and Robert W. Baird Business Solutions Conferences